EXECUTION VERSION

REFERENCE IS MADE TO THE INTERCREDITOR AGREEMENT DATED AS OF SEPTEMBER 24, 2008 (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE "INTERCREDITOR AGREEMENT"), BETWEEN WELLS FARGO FOOTHILL, LLC, AS FIRST PRIORITY AGENT (AS DEFINED THEREIN), AND THE BANK OF NEW YORK MELLON, AS SECOND PRIORITY AGENT (AS DEFINED THEREIN). NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIEN AND SECURITY INTEREST GRANTED TO THE AGENT, FOR THE BENEFIT OF THE HOLDERS, PURSUANT TO THIS AGREEMENT AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE AGENT AND THE OTHER HOLDERS HEREUNDER ARE SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT. IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF THE INTERCREDITOR AGREEMENT AND THE PROVISIONS OF THIS AGREEMENT OR THE OTHER INDENTURE DOCUMENTS, THE PROVISIONS OF THE INTERCREDITOR AGREEMENT SHALL CONTROL.

                               SECURITY AGREEMENT

          This SECURITY AGREEMENT (this "AGREEMENT"), dated as of September 24, 2008, among the Grantors listed on the signature pages hereof and those additional entities that hereafter become parties hereto by executing the form of Supplement attached hereto as ANNEX 1 (collectively, jointly and severally, the "GRANTORS" and each, individually, a "GRANTOR"), and THE BANK OF NEW YORK MELLON, in its capacity as trustee and collateral agent for the Holders (in such capacity, together with its successors and assigns in such capacity, the "AGENT").

                              W I T N E S S E T H:

          WHEREAS, pursuant to that certain Indenture of even date herewith (as amended, restated, supplemented and/or otherwise modified from time to time, including all schedules thereto, the "INDENTURE") among PERKINS & MARIE CALLENDER'S HOLDING INC., a Delaware corporation ("PARENT"), as parent and guarantor, PERKINS & MARIE CALLENDER'S INC., a Delaware corporation, as issuer ("COMPANY"), each of the Parent's subsidiaries signatory thereto, as guarantors, and Agent, the Company has issued 14% Senior Secured Notes due 2013 (as amended, restated, supplemented and/or otherwise modified from time to time, the "NOTES");

          WHEREAS, Agent has agreed to act as trustee and collateral agent for the benefit of the Holders in connection with the transactions contemplated by the Indenture and this Agreement;

          WHEREAS, it is a condition precedent to the purchase of the Notes by the Holders that the Grantors grant a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, the Secured Obligations.

          NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

          1. DEFINED TERMS. All capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Indenture. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein or in the Indenture; PROVIDED, HOWEVER, that to the extent that the Code is used to define any term herein and if such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:

          (a) "ACCOUNT" means an account (as that term is defined in Article 9 of the
Code).

          (b) "ACCOUNT DEBTOR" means an account debtor (as that term is defined in the Code).

          (c) "ACTIVATION  INSTRUCTION"  has the meaning  specified  therefor in
SECTION 6(L).

          (d) "AGENT" has the meaning specified therefor in the preamble to this Agreement.

          (e) "AGENT'S LIENS" means the Liens granted by Parent or its Subsidiaries to Agent under the Indenture Documents.

          (f) "BOOKS" means books and records (including each Grantor's Records indicating, summarizing, or evidencing such Grantor's assets (including the Collateral) or liabilities, each Grantor's Records relating to such Grantor's business operations or financial condition, and each Grantor's goods or General Intangibles related to such information).

          (g) "CASH EQUIVALENTS" means (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within 1 year from the date of acquisition thereof, (b) marketable direct obligations issued or fully guaranteed by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within 1 year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor's Rating Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"), (c) commercial paper maturing no more than 90 days from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody's, (d) certificates of deposit, time deposits, overnight bank deposits or bankers' acceptances maturing within 90 days from the date of acquisition thereof issued by any bank organized under the laws of the United States or any state thereof or the District of Columbia or any United States branch of a foreign bank having at the date of acquisition thereof combined capital and surplus of not less than $750,000,000, and, at the time of acquisition, have one of the two highest ratings obtainable from either S&P or Moody's, (e) Deposit Accounts maintained with (i) any bank that satisfies the criteria described in CLAUSE (D) above, or (ii) any other bank organized under the laws of the United States or any state thereof so long as the amount maintained with any such other bank is less than or equal to $100,000 and is insured by the Federal Deposit Insurance Corporation, (f) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (a) of this definition entered into with any commercial bank satisfying the requirements of clause (d) of this definition, and (g) Investments in money market funds which invest at least 95% of their assets are invested in securities of the types of assets described in clauses (a) through
(f) above.

          (h) "CFC" means a controlled foreign corporation (as that term is defined in the IRC).

          (i) "CHATTEL PAPER" means chattel paper (as that term is defined in the Code) and includes tangible chattel paper and electronic chattel paper.

          (j) "CLOSING DATE" means the date of the Indenture.

          (k) "CODE" means the New York Uniform Commercial Code, as in effect from time to time; PROVIDED, HOWEVER, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to Agent's Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term "Code" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies; PROVIDED, FURTHER, HOWEVER, solely with respect to the grant of a continuing security interest in permits or licenses that are subject to regulation or consent by any Governmental Authority (including liquor licenses and franchises), "Code" shall mean the Delaware Uniform Commercial Code, as in effect from time to time.

          (l) "COLLATERAL" has the meaning specified therefor in SECTION 2.

          (m) "COLLECTIONS" means ALL cash, checks, notes, instruments, and other items of payment (including insurance proceeds, cash proceeds of asset sales, rental proceeds, and tax refunds).

          (n) "COMMERCIAL TORT CLAIMS" means commercial tort claims (as that term is defined in the Code), and includes those commercial tort claims listed on SCHEDULE 1 attached hereto.

          (o) "COMPANY" has the meaning specified therefor in the recitals to this Agreement.

          (p) "CONTROL AGREEMENT" means a control agreement, in form and substance reasonably satisfactory to Agent, executed and delivered by Parent or one of its Subsidiaries, Agent, and the applicable securities intermediary (with respect to a Securities Account) or bank (with respect to a Deposit Account).

          (q) "CONTROLLED ACCOUNT" has the meaning specified therefor in SECTION 6(L).

(r) "CONTROLLED ACCOUNT AGREEMENTS" means those certain cash management agreements, in form and substance reasonably satisfactory to Agent, each of which is among Parent or one of its Subsidiaries, Agent, and one of the Controlled Account Banks.

          (s) "CONTROLLED  ACCOUNT BANK" has the meaning  specified  therefor in
SECTION 6(L).

          (t) "COPYRIGHTS" means any and all copyrights and copyright registrations, including, (i) the copyright registrations and recordings thereof and all applications in connection therewith listed on SCHEDULE 2 attached hereto and made a part hereof, (ii) all restorations, reversions, extensions or renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iv) the right to sue for past, present and future infringements and dilutions thereof, (v) the goodwill of each Grantor's business symbolized by the foregoing or connected therewith, and (vi) all of each Grantor's rights corresponding thereto throughout the world.

          (u) "COPYRIGHT SECURITY AGREEMENT" means each Copyright Security Agreement among Grantors, or any of them, and Agent, for the benefit of the Holders, in substantially the form of EXHIBIT A attached hereto, pursuant to which Grantors have granted to Agent, for the benefit of the Holders, a security interest in all their respective Copyrights.

          (v) "DEPOSIT ACCOUNT" means a deposit account (as that term is defined in the Code).

          (w) "DISCHARGE OF FIRST PRIORITY CLAIMS" has the meaning specified therefor in the Intercreditor Agreement.

          (x) "EQUIPMENT" means equipment (as that term is defined in the Code).

          (y) "EVENT OF DEFAULT" has the meaning specified therefor in the Indenture.

          (z) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as in effect from time to time.

          (aa) "FIRST PRIORITY AGENT" means Wells Fargo Foothill, LLC, together with its successors and permitted assigns in such capacity.

          (bb) "FIRST PRIORITY DEBT AGREEMENT" has the meaning specified therefor in the Intercreditor Agreement.

          (cc) "GENERAL INTANGIBLES" means general intangibles (as that term is defined in the Code) and includes payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill (including the goodwill associated with any
Trademark, Patent, or Copyright), Patents, Trademarks, Copyrights, URLs and domain names, industrial designs, other industrial or Intellectual Property or rights therein or applications therefor, whether under license or otherwise, programs, programming materials, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, interests in a partnership or limited liability company which do not constitute a security under Article 8 of the Code, and any other personal property other than Commercial Tort Claims, money, Accounts, Chattel Paper, Deposit Accounts, goods, Investment Related Property, Negotiable Collateral, and oil, gas, or other minerals before extraction.

          (dd) "GOVERNMENTAL AUTHORITY" means any federal, state, local, or other governmental or administrative body, instrumentality, board, department, or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body.

          (ee) "GRANTOR" and "GRANTORS" have the respective meanings specified therefor in the recitals to this Agreement.

          (ff) "HOLDERS" has the meaning specified therefor in the Indenture.

          (gg) "INDENTURE" has the meaning specified therefor in the recitals to this Agreement.

          (hh) "INDENTURE DOCUMENTS" has the meaning specified therefor in the Indenture.

          (ii) "INSOLVENCY PROCEEDING" means (a) any voluntary or involuntary proceeding under the Bankruptcy Code or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law with respect to any Person,
(b) any voluntary or involuntary appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Person or for a substantial part of the property or assets of such Person, (c) any voluntary or involuntary winding-up or liquidation of any Person, or (d) a general assignment for the benefit of creditors by any Person.

          (jj) "INTELLECTUAL PROPERTY" means any and all Intellectual Property Licenses, Patents, Copyrights, Trademarks, the goodwill associated with such Trademarks, trade secrets and customer lists.

          (kk) "INTELLECTUAL PROPERTY LICENSES" means rights under or interests in any patent, trademark, copyright or other intellectual property, including software license agreements with any other party, whether the applicable Grantor is a licensee or licensor under any such license agreement (but excluding any off-the-shelf software license agreement), including the license agreements listed on SCHEDULE 3 attached hereto and made a part hereof, and the right to use the foregoing in connection with the enforcement of the Agent's or any Holder's rights under the Indenture Documents, including the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by any Grantor and now or hereafter covered by such licenses.

          (ll) "INTERCREDITOR AGREEMENT" means that certain Intercreditor Agreement dated as of September 24, 2008, between First Priority Agent and Agent, as amended, restated, supplemented and/or otherwise modified from time to time.

          (mm) "INVENTORY" means inventory (as that term is defined in the Code).

          (nn) "INVESTMENT RELATED PROPERTY" means (i) any and all investment property (as that term is defined in the Code), and (ii) any and all of the following (regardless of whether classified as investment property under the
Code): all Pledged Interests, Pledged Operating Agreements, and Pledged Partnership Agreements.

          (oo) "IRC" means the Internal Revenue Code of 1986, as in effect from time to time.

          (pp) "NEGOTIABLE COLLATERAL" means letters of credit, letter-of-credit rights, instruments, promissory notes, drafts and documents (as that term is defined in the Code).

          (qq) "NOTE GUARANTEE" has the meaning specified therefor in the Indenture.

          (rr) "NOTES" has the meaning specified therefor in the recitals to this Agreement.

          (ss)   "OBLIGATIONS"  has  the  meaning  specified   therefor  in  the
Indenture.

          (tt) "PARENT" has the meaning specified therefor in the recitals to this Agreement.

          (uu) "PATENTS" means patents and patent applications, including, (i) the patents and patent applications listed on SCHEDULE 4 attached hereto and made a part hereof, (ii) all reissues, continuations, continuations-in-part, substitutions, extensions, or renewals thereof and improvements thereon, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iv) the right to sue for past, present and future infringements and dilutions thereof, and (v) all of each Grantor's rights corresponding thereto throughout the world.

          (vv) "PATENT SECURITY AGREEMENT" means each Patent Security Agreement among Grantors, or any of them, and Agent, for the benefit of the Holders, in substantially the form of EXHIBIT B attached hereto, pursuant to which Grantors have granted to Agent, for the benefit of the Holders, a security interest in all their respective Patents.

          (ww) "PERMITTED LIENS" has the meaning specified therefor in the Indenture.

          (xx) "PERSON" has the meaning specified therefor in the Indenture.

          (yy) "PLEDGED COMPANIES" means, each Person listed on SCHEDULE 5 hereto as a "Pledged Company", together with each other Person, all or a portion of whose Stock, is acquired or otherwise owned by a Grantor after the Closing Date.

          (zz) "PLEDGED INTERESTS" means all of each Grantor's right, title and interest in and to all of the Stock now or hereafter owned by such Grantor, regardless of class or designation, including, in each of the Pledged Companies, and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, also including any certificates representing the Stock, the right to receive any certificates representing any of the Stock, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and the right to receive all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and all cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.

          (aaa) "PLEDGED INTERESTS ADDENDUM" means a Pledged Interests Addendum substantially in the form of EXHIBIT C to this Agreement.

          (bbb) "PLEDGED OPERATING AGREEMENTS" means all of each Grantor's rights, powers, and remedies under the limited liability company operating agreements of each of the Pledged Companies that are limited liability companies.

          (ccc) "PLEDGED PARTNERSHIP AGREEMENTS" means all of each Grantor's rights, powers, and remedies under the partnership agreements of each of the Pledged Companies that are partnerships.

          (ddd) "PROCEEDS" has the meaning specified therefor in SECTION 2.

          (eee) "REAL PROPERTY" means any estates or interests in real property now owned or hereafter acquired by any Grantor or any Subsidiary of any Grantor and the improvements thereto.

          (fff) "RECORDS" means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

          (ggg) "RESCISSION" has the meaning specified therefor in SECTION 6(L).

          (hhh) "SEC" means the United States Securities and Exchange Commission and any successor thereto.

          (iii) "SECURED OBLIGATIONS" means each and all of the following: (a) all of the present and future obligations of Grantors arising from this Agreement, the Indenture, or the other Indenture Documents (including any Note Guarantee) and (b) all obligations of the Company, including, in the case of each of clauses (a) and (b), reasonable attorneys fees and expenses and any interest, fees, or expenses that accrue after the filing of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding.

          (jjj) "SECURITIES ACCOUNT" means a securities account (as that term is defined in the Code).

          (kkk)  "SECURITY  INTEREST"  has the  meaning  specified  therefor  in
SECTION 2.

          (lll) "STOCK" means all shares, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in a Person, whether voting or nonvoting, including common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

          (mmm) "SUPPORTING OBLIGATIONS" means supporting obligations (as such term is defined in the Code) and includes letters of credit and guaranties issued in support of Accounts, Chattel Paper, documents, General Intangibles, instruments or Investment Related Property.

          (nnn) "TRADEMARKS" means any and all trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including (i) the trade names, registered trademarks, trademark applications, registered service marks and service mark applications listed on SCHEDULE 6 attached hereto and made a part hereof, (ii) all renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iv) the right to sue for past, present and future infringements and dilutions thereof, (v) the goodwill of each Grantor's business symbolized by the foregoing or connected therewith, and (vi) all of each Grantor's rights corresponding thereto throughout the world.

          (ooo) "TRADEMARK SECURITY AGREEMENT" means each Trademark Security Agreement among Grantors, or any of them, and Agent, for the benefit of the Holders, in substantially the form of EXHIBIT D attached hereto, pursuant to which Grantors have granted to Agent, for the benefit of the Holders, a security interest in all their respective Trademarks.

          (ppp) "TRIGGERING EVENT" means, as of any date of determination, that an Event of Default has occurred.

          (qqq) "UNITED STATES" means the United States of America.

          (rrr) "URL" means "uniform resource locator," an internet web address.

          2. GRANT OF SECURITY. Each Grantor hereby unconditionally grants, assigns, and pledges to Agent, for the benefit of the Holders, to secure the Secured Obligations, a continuing security interest hereinafter referred to as the "SECURITY INTEREST" in all personal property of such Grantor whether now owned or hereafter acquired or arising and wherever located, including such Grantor's right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (the "COLLATERAL"):

          (a) all of such Grantor's Accounts;

          (b) all of such Grantor's Books;

          (c) all of such Grantor's Chattel Paper;

          (d)  all of  such  Grantor's  interest  with  respect  to any  Deposit
Account;

          (e) all of such Grantor's Equipment and fixtures;

          (f) all of such Grantor's General Intangibles;

          (g) all of such Grantor's Inventory;

          (h) all of such Grantor's Investment Related Property;

          (i) all of such Grantor's Negotiable Collateral;

          (j) all of such Grantor's rights in respect of Supporting Obligations;

          (k) all of such Grantor's interest with respect to any Commercial Tort Claims;

          (l) all of such Grantor's money, Cash Equivalents, or other assets of each such Grantor that now or hereafter come into the possession, custody, or control of Agent or any of the Holders;

          (m) all of the proceeds (as that term is defined in the Code) and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or Commercial Tort Claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Deposit Accounts, Equipment, General Intangibles, Inventory, Investment Related Property, Negotiable Collateral, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, whatever is collected on, or distributed on account of any of the foregoing, any and all rights arising out of the foregoing, the proceeds of any award in condemnation with respect to any of the foregoing, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, claims arising out of the loss, non-conformity, or interference with the use of, defects, or infringement of rights in, or damage to, any of the foregoing, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, insurance, or guaranty payable by reason of loss or non-conformity of, defects or infringement of rights in, or damage to, or otherwise with respect to any of the foregoing (the "PROCEEDS"). Without limiting the generality of the foregoing, the term "Proceeds" includes whatever is receivable or received when Investment Related Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to any Grantor or Agent from time to time with respect to any of the Investment Related Property.

          Notwithstanding anything contained in this Agreement to the contrary, the term "Collateral" shall not include: (i) voting Stock of any CFC, solely to the extent that (y) such Stock represents more than 65% of the outstanding voting Stock of such CFC, and (z) hypothecating more than 65% of the total outstanding voting Stock of such CFC would result in material adverse tax consequences; (ii) any rights or interest in any contract, lease, permit, license, charter or license agreement covering real or personal property of any Grantor if under the terms of such contract, lease, permit, license, charter or license agreement, or applicable law with respect thereto, the grant of a security interest or lien therein is prohibited as a matter of law or under the terms of such contract, lease, permit, license, charter or license agreement and such prohibition has not been waived or the consent of the other party to such contract, lease, permit, license, charter or license agreement has not been obtained (provided, that, the foregoing exclusions of this clause (ii) shall in no way be construed (A) to apply to the extent that any described prohibition is unenforceable under Section 9-406, 9-407, 9-408, or 9-409 of the Code or other applicable law, (B) to limit, impair, or otherwise affect the Agent's continuing security interests in and liens upon any rights or interests of any Grantor in or to (x) monies due or to become due under any described contract, lease, permit, license, charter or license agreement (including any Accounts), or (y) any proceeds from the sale, license, lease, or other dispositions of any such contract, lease, permit, license, charter, license agreement, or Stock, or (C) apply to the extent that any consent or waiver has been obtained that would permit the security interest of lien notwithstanding the prohibition); (iii) any motor vehicles owned by Grantors (provided, that, the foregoing exclusions of this clause (iii) shall in no way be construed to limit, impair, or otherwise affect the Agent's continuing security interests in and liens upon any rights or interests of any Grantor in or to any proceeds from the sale, license, lease, or other dispositions of any such motor vehicles); or (iv) fixtures located on premises leased by any Grantor to the extent the pledge thereof or grant of a security interest therein is (A) validly prohibited by the lease governing such premises and (B) would result in the forfeiture of such Grantor's right, title or interest thereunder under applicable law (provided that at such time as any such grant of a security interest in any fixture shall not result in a forfeiture thereunder under applicable law, such fixture shall (without any further act or delivery by any Person) constitute Collateral hereunder; provided, further, that this clause (iv) shall have no application to any Real Property owned by any Grantor or any Affiliate thereof; and provided, further that the foregoing exclusions of this clause (iv) shall in no way be construed to limit, impair, or otherwise affect the Agent's continuing security interests in and liens upon any rights or interests of any Grantor in or to any proceeds from the sale, license, lease, or other dispositions of any such fixtures).

          3. SECURITY FOR OBLIGATIONS. The Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the Holders or any of them, but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

          4. GRANTORS REMAIN LIABLE. Anything herein to the contrary notwithstanding, (a) each of the Grantors shall remain liable under the contracts and agreements included in the Collateral, including the Pledged Operating Agreements and the Pledged Partnership Agreements, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Agent or any other Holder of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) neither Agent nor any of the Holders shall have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall Agent nor any of the Holders be obligated to perform any of the obligations or duties of any Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the Indenture, or other Indenture Documents, Grantors shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of their respective businesses, subject to and upon the terms hereof and of the Indenture and the other Indenture Documents. Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the Pledged Interests, including all voting, consensual, and dividend rights, shall remain in the applicable Grantor until the occurrence of an Event of Default and until Agent shall notify the applicable Grantor of Agent's exercise of voting, consensual, or dividend rights with respect to the Pledged Interests pursuant to SECTION 15 hereof.

          5. REPRESENTATIONS AND WARRANTIES. Each Grantor hereby represents and warrants as follows:

          (a) The exact legal name of each of the Grantors is set forth on the signature pages of this Agreement or a written notice provided to Agent pursuant to SECTION 6.5 of the Indenture.

          (b) SCHEDULE 7 attached hereto sets forth all Real Property owned by Grantors as of the Closing Date.

          (c) As of the Closing Date, no Grantor has any interest in, or title to, any Copyrights, Intellectual Property Licenses, Patents, or Trademarks except as set forth on SCHEDULES 2, 3, 4, and 6, respectively, attached hereto. This Agreement is effective to create a valid and continuing Lien on such Copyrights, Intellectual Property Licenses, Patents and Trademarks and, upon filing of the Copyright Security Agreement with the United States Copyright Office and filing of the Patent Security Agreement and the Trademark Security Agreement with the United States Patent and Trademark Office, and the filing of appropriate financing statements in the jurisdictions listed on SCHEDULE 8 hereto, all action necessary or desirable to protect and perfect the Security Interest in and to on each Grantor's Patents, Trademarks, or Copyrights has been taken and such perfected Security Interest is enforceable as such as against any and all creditors of and purchasers from any Grantor. No Grantor has any interest in any Copyright that is necessary in connection with the operation of such Grantor's business, except for those Copyrights identified on SCHEDULE 2 attached hereto which have been registered with the United States Copyright Office.

          (d) This Agreement creates a valid security interest in the Collateral of each of Grantors, to the extent a security interest therein can be created under the Code, securing the payment of the Secured Obligations. Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the Code, all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken or will have been taken upon the filing of financing statements listing each applicable Grantor, as a debtor, and Agent, as secured party, in the jurisdictions listed next to such Grantor's name on SCHEDULE 8 attached hereto. Upon the making of such filings, Agent shall have a second priority perfected security interest in the Collateral of each Grantor to the extent such security interest can be perfected by the filing of a financing statement. All action by any Grantor necessary to protect and perfect such security interest on each item of Collateral has been duly taken.

          (e) (i) Except for the Security Interest created hereby, each Grantor is and will at all times be the sole holder of record and the legal and beneficial owner, free and clear of all Liens other than Permitted Liens, of the Pledged Interests indicated on SCHEDULE 5 as being owned by such Grantor and, when acquired by such Grantor, any Pledged Interests acquired after the Closing Date; (ii) all of the Pledged Interests are duly authorized, validly issued, fully  paid and  nonassessable  and the  Pledged  Interests  constitute or will constitute the percentage of the issued and outstanding Stock of the Pledged Companies of such Grantor identified on SCHEDULE 5 hereto as supplemented and/or modified by any Pledged Interests Addendum or any Supplement to this Agreement; (iii) such Grantor has the right and requisite authority to pledge, the Investment Related Property pledged by such Grantor to Agent as provided herein; (iv) all actions necessary or desirable to perfect, establish the second priority of, or otherwise protect, Agent's Liens in the Investment Related Property, and the proceeds thereof, have been duly taken, (A) upon the execution and delivery of this Agreement; (B) upon the taking of possession by Agent (or prior to the Discharge of the First Priority Claims, by the First Priority Agent) of any certificates constituting the Pledged Interests, to the extent such Pledged Interests are represented by certificates, together with undated powers endorsed in blank by the applicable Grantor; (C) upon the filing of financing statements in the applicable jurisdiction set forth on SCHEDULE 8 attached hereto for such Grantor with respect to the Pledged Interests of such Grantor that are not represented by certificates, and (D) with respect to any Securities Accounts, upon the delivery of Control Agreements with respect thereto; and (v) each Grantor has delivered to and deposited with Agent (or prior to the Discharge of the First Priority Claims, to the First Priority Agent) (or, with respect to any Pledged Interests created or obtained after the Closing Date, will deliver and deposit in accordance with SECTIONS 6(A) and 8 hereof) all certificates representing the Pledged Interests owned by such Grantor to the extent such Pledged Interests are represented by certificates, and undated powers endorsed in blank with respect to such certificates. None of the Pledged Interests owned or held by such Grantor has been issued or transferred in violation of any securities registration, securities disclosure, or similar laws of any jurisdiction to which such issuance or transfer may be subject.

          (f) No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by such Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by such Grantor, or (ii) for the exercise by Agent of the voting or other rights provided for in this Agreement with respect to the Investment Related Property or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with such disposition of Investment Related Property by laws affecting the offering and sale of securities generally. No Intellectual Property License to which such Grantor is a party requires any consent for such Grantor to grant the security interest granted hereunder in such Grantor's right, title or interest in or to any Copyrights, Patents, Trademarks or material Intellectual Property Licenses.

          6. COVENANTS. Each Grantor, jointly and severally, covenants and agrees with Agent that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with SECTION 22 hereof:

          (a) POSSESSION OF COLLATERAL. In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, Investment Related Property, or Chattel Paper, and if and to the extent that perfection or priority of Agent's Security Interest is dependent on or enhanced by possession, the applicable Grantor, immediately upon the request of Agent, shall execute such other documents and instruments as shall be requested by Agent or, if applicable, endorse and deliver physical possession of such Negotiable Collateral, Investment Related Property, or Chattel Paper to Agent (or prior to the Discharge of the First Priority Claims, to the First Priority Agent), together with such undated powers endorsed in blank as shall be requested by Agent;

          (b) CHATTEL PAPER.

             (i) Each Grantor shall take all steps reasonably necessary to grant Agent control of all electronic Chattel Paper in accordance with the Code and all "transferable records" as that term is defined in Section 16 of the Uniform Electronic Transaction Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction;

             (ii) If any Grantor retains possession of any Chattel Paper or instruments (which retention of possession shall be subject to the extent permitted hereby and by the Indenture), promptly upon the request of Agent, such Chattel Paper and instruments shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the Security Interest of The Bank of New York Mellon, as Agent for the benefit of the Holders";

          (c) CONTROL AGREEMENTS. Except to the extent otherwise excused by the First Priority Debt Agreement (to the extent applicable), each Grantor shall, within sixty (60) days from the Closing Date, obtain and deliver to Agent:

             (i) an authenticated Control Agreement, from each bank maintaining a Deposit Account for such Grantor;

             (ii) an authenticated Control Agreement, from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for any Grantor;

             (iii) an  authenticated  Control  Agreement  with respect to all of
such   Grantor's   electronic   chattel   paper,    investment   property,   and
letter-of-credit rights;

          (d) LETTER-OF-CREDIT RIGHTS. Each Grantor that is or becomes the beneficiary of a letter of credit shall promptly (and in any event within 2 Business Days after becoming a beneficiary), notify Agent thereof and, upon the request by Agent, enter into a tri-party agreement with Agent (or prior to the Discharge of the First Priority Claims, a four-party agreement with the Agent and the First Priority Agent) and the issuer or confirming bank with respect to letter-of-credit rights assigning such letter-of-credit rights to Agent and directing all payments thereunder to an account designated by Agent (or prior to the Discharge of the First Priority Claims, to the account of the First Priority Agent), all in form and substance satisfactory to Agent;

          (e) COMMERCIAL TORT CLAIMS. Each Grantor shall promptly (and in any event within 2 Business Days of receipt thereof), notify Agent in writing upon incurring or otherwise obtaining a Commercial Tort Claim after the date hereof and, upon request of Agent, promptly amend SCHEDULE 1 to this Agreement to describe such after-acquired Commercial Tort Claim in a manner that reasonably identifies such Commercial Tort Claim, and hereby authorizes the filing of additional financing statements or amendments to existing financing statements describing such Commercial Tort Claims, and agrees to do such other acts or things deemed necessary or desirable by Agent to give Agent a second priority, perfected security interest in any such Commercial Tort Claim;

          (f) GOVERNMENT CONTRACTS. If any Account or Chattel Paper arises out of a contract or contracts with the United States or any department, agency, or instrumentality thereof, Grantors shall promptly (and in any event within 2 Business Days of the creation thereof) notify Agent thereof in writing and execute any instruments or take any steps reasonably required by Agent in order that all moneys due or to become due under such contract or contracts shall be assigned to Agent, for the benefit of the Holders, and shall provide written notice thereof under the Assignment of Claims Act or other applicable law;

          (g) INTELLECTUAL PROPERTY.

             (i) Upon request of Agent, in order to facilitate filings with the United States Patent and Trademark Office and the United States Copyright Office, each Grantor shall execute and deliver to Agent one or more Copyright Security Agreements, Trademark Security Agreements, or Patent Security
Agreements to further evidence Agent's Lien on such Grantor's Patents, Trademarks, or Copyrights, and the General Intangibles of such Grantor relating thereto or represented thereby;

             (ii) Each Grantor shall have the duty,  to the extent  necessary or economically desirable in the operation of such Grantor's business, (A) to promptly sue for infringement, misappropriation, or dilution and to recover any and all damages for such infringement, misappropriation, or dilution, (B) to prosecute diligently any trademark application or service mark application that is part of the Trademarks pending as of the date hereof or hereafter until the termination of this Agreement, (C) to prosecute diligently any patent application that is part of the Patents pending as of the date hereof or hereafter until the termination of this Agreement, and (D) to take all reasonable and necessary action to preserve and maintain all of such Grantor's Trademarks, Patents, Copyrights, Intellectual Property Licenses, and its rights therein, including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings. Each Grantor shall promptly file an application with the United States Copyright Office for any Copyright that has not been registered with the United States Copyright Office if such Copyright is necessary in connection with the operation of such Grantor's business. Any expenses incurred in connection with the foregoing shall be borne by the appropriate Grantor. Each Grantor further agrees not to abandon any Trademark, Patent, Copyright, or Intellectual Property License that is necessary or economically desirable in the operation of such Grantor's business;

             (iii) Grantors acknowledge and agree that neither the Agent nor the Holders shall have any duties with respect to the Trademarks, Patents, Copyrights, or Intellectual Property Licenses. Without limiting the generality of this SECTION 6(G), Grantors acknowledge and agree that neither Agent nor any of the Holders shall be under any obligation to take any steps necessary to preserve rights in the Trademarks, Patents, Copyrights, or Intellectual Property Licenses against any other Person, but Agent or any of the Holders may do so at its option from and after the occurrence and during the continuance of an Event of Default, and all expenses incurred in connection therewith (including reasonable fees and expenses of attorneys and other professionals) shall be for the sole account of any Grantor;

             (iv) In no event shall any Grantor, either itself or through any agent, employee, licensee, or designee, file an application for the registration of any Copyright with the United States Copyright Office without giving Agent prior written notice thereof or any Patent or Trademark with the United States Patent and Trademark Office without giving Agent written notice thereof promptly thereafter. Promptly upon any such filing, each Grantor shall comply with
SECTION 6(G)(I) hereof;

          (h) INVESTMENT RELATED PROPERTY.

             (i) If any Grantor shall receive or become entitled to receive any Pledged Interests after the Closing Date, it shall promptly (and in any event within 5 Business Days of receipt thereof) deliver to Agent a duly executed Pledged Interests Addendum identifying such Pledged Interests;

             (ii) All sums of money and property paid or distributed in respect of the Investment Related Property which are received by any Grantor shall be held by the Grantors in trust for the benefit of Agent segregated from such Grantor's other property, and such Grantor shall deliver it forthwith to Agent (or prior to the Discharge of the First Priority Claims, to the First Priority Agent) in the exact form received;

             (iii) Each Grantor shall promptly deliver to Agent a copy of each material notice or other communication received by it in respect of any Pledged Interests;

             (iv) No Grantor shall make or consent to any amendment or other modification or waiver with respect to any Pledged Interests, Pledged Operating Agreement, or Pledged Partnership Agreement, or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests other than pursuant to the Indenture Documents;

             (v) Each Grantor agrees that it will cooperate with Agent in obtaining all necessary approvals and making all necessary filings under federal, state, local, or foreign law in connection with the Security Interest on the Investment Related Property or any sale or transfer thereof;

             (vi) As to all limited liability company or partnership interests, issued under any Pledged Operating Agreement or Pledged Partnership Agreement, each Grantor hereby represents, warrants and covenants that the Pledged Interests issued pursuant to such agreement (A) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (B) do not and will not constitute investment company securities, and (C) are not and will not be held by such Grantor in a securities account. In addition, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, provide or shall provide that such Pledged Interests are securities governed by Article 8 of the Code as in effect in any relevant jurisdiction;

          (i) REAL PROPERTY; FIXTURES. Each Grantor covenants and agrees that upon the acquisition of any fee interest in Real Property it will promptly (and in any event within 5 Business Days of acquisition) notify Agent of the acquisition of such Real Property and, to the extent required by SECTION 4.23 of the Indenture, will grant to Agent, for the benefit of the Holders, a second priority Mortgage on each fee interest in Real Property now or hereafter owned by such Grantor and shall deliver such other documentation and opinions, in form and substance satisfactory to Agent, in connection with the grant of such Mortgage as Agent shall request in its Permitted Discretion, including title insurance policies, financing statements, fixture filings and environmental audits and such Grantor shall pay all recording costs, intangible taxes and other fees and costs (including reasonable attorneys fees and expenses) incurred in connection therewith. Each Grantor acknowledges and agrees that, to the extent permitted by applicable law, all of the Collateral shall remain personal property regardless of the manner of its attachment or affixation to real property;

          (j) TRANSFERS AND OTHER LIENS. Grantors shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except expressly permitted by the Indenture, or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral of any of Grantors, except for Permitted Liens. The inclusion of Proceeds in the Collateral shall not be deemed to constitute Agent's consent to any sale or other disposition of any of the Collateral except as expressly permitted in this Agreement or the other Indenture Documents;

          (k) OTHER ACTIONS AS TO ANY AND ALL COLLATERAL. Each Grantor shall promptly (and in any event within 2 Business Days of acquiring or obtaining such Collateral) notify Agent in writing upon (i) acquiring or otherwise obtaining any Collateral after the date hereof consisting of Trademarks, Patents, Copyrights, Intellectual Property Licenses, Investment Related Property, Chattel Paper (electronic, tangible or otherwise), documents (as defined in Article 9 of the Code), promissory notes (as defined in the Code, or instruments (as defined in the Code) or (ii) any amount payable under or in connection with any of the Collateral being or becoming evidenced after the date hereof by any Chattel Paper, documents, promissory notes, or instruments and, in each such case upon the request of Agent, promptly execute such other documents, or if applicable, deliver such Chattel Paper, other documents or certificates evidencing any Investment Related Property Account to Agent (or prior to the Discharge of the First Priority Claims, to the First Priority Agent) and do such other acts or things deemed necessary or desirable by Agent to protect Agent's Security Interest therein;

          (l) CONTROLLED ACCOUNTS.

             (i) Parent shall and shall cause each other Grantor to (i) establish and maintain cash management services of a type and on terms reasonably satisfactory to Agent at one or more of the banks set forth on
SCHEDULE 6(L) (each a "CONTROLLED ACCOUNT BANK"), and shall take reasonable steps to ensure that all of its and its Subsidiaries' Account Debtors forward payment of the amounts owed by them directly to such Controlled Account Bank, and (ii) deposit or cause to be deposited promptly, and in any event no later than the second Business Day after the date of receipt thereof, all of their Collections (including those sent directly by their Account Debtors to a Grantor) into a bank account of such Grantor (each, a "CONTROLLED ACCOUNT") at one of the Controlled Account Banks.

             (ii) Each Controlled Account Bank shall establish and maintain Controlled Account Agreements with Agent and the applicable Grantor, in form and substance reasonably acceptable to Agent. Each such Controlled Account Agreement shall provide, among other things, that (a) the Controlled Account Bank will comply with any instructions originated by Agent directing the disposition of the funds in such Controlled Account without further consent by the applicable Grantor, (b) the Controlled Account Bank has no rights of setoff or recoupment or any other claim against the applicable Controlled Account other than for payment of its service fees and other charges directly related to the administration of such Controlled Account and for returned checks or other items of payment, and (c) upon the instruction of the Agent (an "ACTIVATION INSTRUCTION"), the Controlled Account Bank will forward by daily sweep all amounts in the applicable Controlled Account to an account designated by Agent (or prior to the Discharge of the First Priority Claims, to the account of the First Priority Agent). Agent agrees not to issue an Activation Instruction with respect to the Controlled Accounts unless a Triggering Event has occurred and is continuing at the time such Activation Instruction is issued. Agent agrees to use commercially reasonable efforts to rescind an Activation Instruction (the "RESCISSION") if: (x) the Triggering Event upon which such Activation Instruction was issued has been waived in writing in accordance with the terms of this Agreement, and (y) no additional Triggering Event has occurred and is continuing prior to the date of the Rescission or is reasonably expected to occur on or immediately after the date of the Rescission.

             (iii) So long as no Default or Event of Default has occurred and is continuing, Borrower may amend Schedule 6(l) to add or replace a Controlled Account Bank or Controlled Account; PROVIDED, HOWEVER, that (i) such prospective Controlled Account Bank shall be reasonably satisfactory to Agent, and (ii) prior to the time of the opening of such Controlled Account, the applicable Grantor and such prospective Controlled Account Bank shall have executed and delivered to Agent a Controlled Account Agreement. Parent shall and shall cause each Grantor to close any of its Controlled Accounts (and establish replacement Controlled Account accounts in accordance with the foregoing sentence) as promptly as practicable and in any event within 45 days of notice from Agent that the operating performance, funds transfer, or availability procedures or performance of the Controlled Account Bank with respect to Controlled Account Accounts or Agent's liability under any Controlled Account Agreement with such Controlled Account Bank is no longer acceptable in Agent's reasonable judgment.

          (m) POST-CLOSING COVENANTS.

             (i) Each Grantor, jointly and severally, covenants and agrees with Agent that within 60 days of the Closing Date, deliver to Agent, in form and substance satisfactory to Agent, the following items:

                (1) evidence of release of all existing liens and security interests granted in favor of BankBoston in connection with that certain Revolving Credit Agreement, dated as of December 22, 2005, with respect to the assets and property owned by the Grantors, including (A) that certain Leasehold Deed of Trust, Security Agreement and Assignment of Leases, dated as of February 10, 2000, between Marie Callender Ventures, Inc., as trustor, Commonwealth Land Title Insurance Company, as trustee, for the benefit of BankBoston, N.A., as agent for itself and other Banks (as defined therein), as beneficiary, which was recorded on November 8, 2000 in the County of Orange, California, (B) the recordation of releases of security interests with respect to the Grantors' owned trademarks; and

                (2) Controlled Account Agreements in respect of all of the Controlled Accounts;

                (3) evidence with respect to account number 8000375342 maintained by Regions Bank that such account has been closed and all the funds held in such account have been transferred to either (A) a new depository account maintained by Regions Bank subject to a Control Agreement, or (B) account number 0082536732 maintained by Regions Bank subject to a Control Agreement.

          7. RELATION TO OTHER SECURITY DOCUMENTS. The provisions of this Agreement shall be read and construed with the other Indenture Documents referred to below in the manner so indicated.

          (a) INDENTURE. In the event of any conflict between any provision in this Agreement and a provision in the Indenture, such provision of the Indenture shall control.

          (b) PATENT, TRADEMARK, COPYRIGHT SECURITY AGREEMENTS. The provisions of the Copyright Security Agreements, Trademark Security Agreements, and Patent Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Copyright Security Agreements, Trademark Security Agreements, or the Patent Security Agreements shall limit any of the rights or remedies of Agent hereunder.

          8. FURTHER ASSURANCES.

          (a) Each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents (including filing financing or continuation statements), and take all further action, that may be necessary or that Agent may reasonably request, in order to perfect and protect the Security Interest granted or purported to be granted hereby or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

          (b) Each Grantor authorizes the filing by Agent of financing or continuation statements (provided, however, that the Grantor will have the primary responsibility for such filings), or amendments thereto, and such Grantor will execute and deliver to Agent such other instruments or notices, as may be necessary or as Agent may reasonably request, in order to perfect and preserve the Security Interest granted or purported to be granted hereby.

          (c) Each Grantor authorizes Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments (i) describing the Collateral as "all personal property of debtor" or "all assets of debtor" or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance (provided, however, that the Grantor will have the primary responsibility for such filings). Each Grantor also hereby ratifies any and all financing statements or amendments previously filed by Agent in any jurisdiction.

          (d) Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of Agent, subject to such Grantor's rights under Section 9-509(d)(2) of the Code.

          9. AGENT'S RIGHT TO PERFORM CONTRACTS, EXERCISE RIGHTS, ETC. Subject to the terms of the Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default, Agent (or its designee) (a) may proceed to perform any and all of the obligations of any Grantor contained in any contract, lease, or other agreement and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could, (b) shall have the right to use any Grantor's rights under Intellectual Property Licenses in connection with the enforcement of the Agent's rights hereunder, including the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by any Grantor and now or hereafter covered by such licenses, and (c) shall have the right to request that any Stock that is pledged hereunder be registered in the name of Agent or any of its nominees.

          10. AGENT APPOINTED ATTORNEY-IN-FACT. Each Grantor hereby irrevocably appoints Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, at such time as an Event of Default has occurred and is continuing under the Indenture, subject to the terms of the Intercreditor Agreement, to take any action and to execute any instrument which Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including:

          (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or any other Collateral of such Grantor;

          (b) to receive and open all mail addressed to such Grantor and to notify postal authorities to change the address for the delivery of mail to such Grantor to that of Agent;

(c) to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper;

          (d) to file any claims or take any action or institute any proceedings which Agent may deem necessary or desirable for the collection of any of the Collateral of such Grantor or otherwise to enforce the rights of Agent with respect to any of the Collateral;

          (e) to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor;

          (f) to use any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, advertising matter or other industrial or intellectual property rights, in advertising for sale and selling Inventory and other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of such Grantor; and

          (g) Agent on behalf of the Holders shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Trademarks, Patents, Copyrights and Intellectual Property Licenses and, if Agent shall commence any such suit, the appropriate Grantor shall, at the request of Agent, do any and all lawful acts and execute any and all proper documents reasonably required by Agent in aid of such enforcement.

          To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.

          11. AGENT MAY PERFORM. If any of Grantors fails to perform any agreement contained herein, Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of Agent incurred in connection therewith shall be payable, jointly and severally, by Grantors.

          12. AGENT'S DUTIES. The powers conferred on Agent hereunder are solely to protect Agent's interest in the Collateral, for the benefit of the Holders, and shall not impose any duty upon Agent to exercise any such powers. Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which Agent accords its own property.

          13.  COLLECTION  OF  ACCOUNTS,   GENERAL  INTANGIBLES  AND  NEGOTIABLE
COLLATERAL. Subject to the terms of the Intercreditor Agreement, at any time upon the occurrence and during the continuation of an Event of

Default, Agent or Agent's designee may (a) notify Account Debtors of any Grantor that the Accounts, General Intangibles, Chattel Paper or Negotiable Collateral have been assigned to Agent, for the benefit of the Holders, or that Agent has a security interest therein, and (b) collect the Accounts, General Intangibles and Negotiable Collateral directly, and any collection costs and expenses shall constitute part of such Grantor's Secured Obligations under the Indenture Documents.

          14. DISPOSITION OF PLEDGED INTERESTS BY AGENT. None of the Pledged Interests existing as of the date of this Agreement are, and none of the Pledged Interests hereafter acquired on the date of acquisition thereof will be, registered or qualified under the various federal or state securities laws of the United States and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration. Each Grantor understands that in connection with such disposition, Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market. Each Grantor, therefore, agrees that: (a) if Agent shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, Agent shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interest or any portion thereof for sale and as to the best price reasonably obtainable at the private sale thereof; and (b) such reliance shall be conclusive evidence that Agent has handled the disposition in a commercially reasonable manner.

          15. VOTING RIGHTS.

          (a) Subject to the terms of the Intercreditor Agreement, upon the occurrence and during the continuation of an Event of Default, (i) Agent may, at its option, and with 2 Business Days prior notice to any Grantor, and in addition to all rights and remedies available to Agent under any other agreement, at law, in equity, or otherwise, exercise all voting rights, and all other ownership or consensual rights in respect of the Pledged Interests owned by such Grantor, but under no circumstances is Agent obligated by the terms of this Agreement to exercise such rights, and (ii) if Agent duly exercises its right to vote any of such Pledged Interests, each Grantor hereby appoints Agent, such Grantor's true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote such Pledged Interests in any manner Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be. The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable.

          (b) For so long as any Grantor shall have the right to vote the Pledged Interests owned by it, such Grantor covenants and agrees that it will not, without the prior written consent of Agent, vote or take any consensual action with respect to such Pledged Interests which would materially adversely affect the rights of Agent and the Holders or the value of the Pledged Interests.

          16. REMEDIES. Subject to the terms of the Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default:

          (a) Agent may, and at the instruction of the Holders pursuant to the terms of the Indenture, shall exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Indenture Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law. Without limiting the generality of the foregoing, each Grantor expressly agrees that, in any such event, Agent without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon any of Grantors or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), may take immediate possession of all or any portion of the Collateral and (i) require Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of Agent forthwith, assemble all or part of the

Collateral as directed by Agent and make it available to Agent at one or more locations where such Grantor regularly maintains Inventory, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Agent's offices or elsewhere, for cash, on credit, and upon such other terms as Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days notice to any of Grantors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable "authenticated notification of disposition" within the meaning of Section 9-611 of the Code. Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) Agent is hereby granted a license or other right to use, without liability for royalties or any other charge, each Grantor's labels, Patents, Copyrights, rights of use of any name, trade secrets, trade names, Trademarks, service marks and advertising matter, URLs, domain names, industrial designs, other industrial or intellectual property or any property of a similar nature, whether owned by any of Grantors or with respect to which any of Grantors have rights under license, sublicense, or other agreements but only to the extent (i) such license, sublicense or agreement does not prohibit such use by Agent and
(ii) such Grantor will not be in default under such license, sublicense, or other agreement as a result of such use by Agent, as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and each Grantor's rights under all licenses and all franchise agreements shall inure to the benefit of Agent.

          (c) Agent may, in addition to other rights and remedies provided for herein, in the other Indenture Documents, or otherwise available to it under applicable law and without the requirement of notice to or upon any of Grantors or any other Person (which notice is hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), (i) with respect to any of Grantors' Deposit Accounts in which Agent's Liens are perfected by control under Section 9-104 of the Code, instruct the bank maintaining such Deposit Account for the applicable Grantor to pay the balance of such Deposit Account to or for the benefit of Agent, and (ii) with respect to any of Grantors' Securities Accounts in which the Agent's Liens are perfected by control under Section 9-106 of the Code, instruct the securities intermediary maintaining such Securities Account for the applicable Grantor to (A) transfer any cash in such Securities Account to or for the benefit of Agent, or (B) liquidate any financial assets in such Securities Account that are customarily sold on a recognized market and transfer the cash proceeds thereof to or for the benefit of Agent.

          (d) Any  cash  held by  Agent  as  Collateral  and all  cash  proceeds received by Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the Secured Obligations in the order set forth in the Indenture. In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, each Grantor shall remain jointly and severally liable for any such deficiency.

          (e) Each Grantor hereby acknowledges that the Secured Obligations arose out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing Agent shall have the right to an immediate writ of possession without notice of a hearing. Agent shall have the right to the appointment of a receiver for the properties and assets of each of Grantors, and each Grantor hereby consents to such rights and such appointment and hereby waives any objection such Grantors may have thereto or the right to have a bond or other security posted by Agent.

          17. REMEDIES CUMULATIVE. Each right, power, and remedy of Agent as provided for in this Agreement or in the other Indenture Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Indenture Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Agent, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Agent of any or all such other rights, powers, or remedies.

          18. MARSHALING. Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Agent's rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

          19. INDEMNITY AND EXPENSES.

          (a) Each Grantor agrees to indemnify Agent and its officers, directors, employees, attorneys, and agents from and against all claims, lawsuits and liabilities (including reasonable attorneys fees) arising out of or relating to this Agreement (including enforcement of this Agreement) or any other Indenture Document to which any Grantor is a party, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the party seeking indemnification as determined by a final non-appealable order of a court of competent jurisdiction. This provision shall survive the termination of this Agreement and the Indenture and the repayment of the Secured Obligations.

          (b) Grantors, jointly and severally, shall, upon demand, pay to Agent all fees, costs and expenses which Agent or the Holders may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and the other Indenture Documents, (iii) the exercise or enforcement of any of the rights of Agent hereunder or (iv) the failure by any of Grantors to perform or observe any of the provisions hereof.

          (c) In no event shall the Agent be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

          (d) In no event shall the Agent be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Agent shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

          20. MERGER, AMENDMENTS; ETC. THIS AGREEMENT, TOGETHER WITH THE OTHER INDENTURE DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. No waiver of any provision of this Agreement, and no consent to any departure by any of Grantors herefrom, shall in any event be effective unless the same shall be in writing and signed by Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Agent and each of Grantors to which such amendment applies.

          21. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be given in the form and manner and delivered to Agent at its address specified in the Indenture, and to any of the Grantors at their respective addresses specified in the Indenture or Note Guarantee, as applicable, or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.

          22. CONTINUING SECURITY INTEREST: ASSIGNMENTS UNDER INDENTURE. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Secured Obligations have been paid in full in cash in accordance with the provisions of the Indenture and the Notes, (b) be binding upon each of Grantors, and their respective successors and assigns, and (c) inure to the benefit of, and be enforceable by, Agent, and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Holder may, in accordance with the provisions of the Indenture, sell, assign or otherwise transfer all or any portion of its rights and obligations under the Notes and the Indenture to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Holder herein or otherwise. Upon payment in full in cash of the Secured Obligations in accordance with the provisions of the Indenture, the Security Interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantors or any other Person entitled thereto. At such time, Agent will authorize the filing of appropriate termination statements to terminate such Security Interests. No transfer or renewal, extension, assignment, or termination of this Agreement or of the Indenture, any other Indenture Document, or any other instrument or document executed and delivered by any Grantor to Agent or the Holders, nor the taking of further security, nor the retaking or re-delivery of the Collateral to Grantors, or any of them, by Agent, nor any other act of the Holders, or any of them, shall release any of Grantors from any obligation, except a release or discharge executed in writing by Agent in accordance with the provisions of the Indenture. Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Agent and then only to the extent therein set forth. A waiver by Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Agent would otherwise have had on any other occasion.

          23. GOVERNING LAW.

          (a) THE VALIDITY OF THIS AGREEMENT AND THE OTHER INDENTURE DOCUMENTS (EXCEPT AS EXPRESSLY PROVIDED IN SECTION 23(B) AND UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER INDENTURE DOCUMENT IN RESPECT OF SUCH OTHER INDENTURE DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          (b) THE VALIDITY OF SECTION 2 OF THIS AGREEMENT, SOLELY WITH RESPECT TO THE GRANT OF A CONTINUING SECURITY INTEREST IN PERMITS OR LICENSES THAT ARE SUBJECT TO REGULATION BY OR CONSENT OF ANY GOVERNMENTAL AUTHORITY (INCLUDING
LIQUOR LICENSES AND FRANCHISES), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT THEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

          (c) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER INDENTURE

DOCUMENTS MAY BE TRIED AND LITIGATED IN THE STATE OF NEW YORK AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. AGENT AND EACH GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 23(C).

          (d) TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, AGENT AND EACH GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. AGENT AND EACH GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

          24. NEW SUBSIDIARIES. Pursuant to SECTION 4.21 of the Indenture, any new direct or indirect Subsidiary (whether by acquisition or creation) of Grantor is required to enter into this Agreement by executing and delivering in favor of Agent a supplement to this Agreement in the form of ANNEX 1 attached hereto. Upon the execution and delivery of ANNEX 1 by such new Subsidiary, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any instrument adding an additional Grantor as a party to this Agreement shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor hereunder.

          25. AGENT. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the "Agent" shall be a reference to Agent, for the benefit of the Holders.

          26. MISCELLANEOUS.

          (a) This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Indenture Document MUTATIS MUTANDIS.

          (b)  Any   provision  of  this   Agreement   which  is  prohibited  or
unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

          (c) Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

          (d) The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

          (e) Unless the context of this Agreement or any other Indenture Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms "includes" and "including" are not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement or any other Indenture Document refer to this Agreement or such other Indenture Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Indenture Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement or in any other Indenture Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein or in any other Indenture Document to the satisfaction or repayment in full of the Secured Obligations shall mean the repayment in full in cash of all Secured Obligations other than unasserted contingent indemnification Secured Obligations. Any reference herein to any Person shall be construed to include such Person's successors and assigns. Any requirement of a writing contained herein or in any other Indenture Document shall be satisfied by the transmission of a Record.

          IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.

GRANTORS:
                             PERKINS & MARIE CALLENDER'S HOLDING INC., a Delaware corporation


                             By:  /s/ Fred T. Grant, Jr.
                                  ----------------------------------------------
                             Name:  Fred T. Grant, Jr.
                             Title: Vice President


                             PERKINS & MARIE CALLENDER'S INC.,
                             a Delaware corporation


                             By:  /s/ Fred T. Grant, Jr.
                                  ----------------------------------------------
                             Name:  Fred T. Grant, Jr.
                             Title: Executive Vice President and Chief Financial
                                    Officer


                             PERKINS & MARIE CALLENDER'S REALTY LLC,
                             a Delaware limited liability company


                              By:  /s/ Fred T. Grant, Jr.
                                  ----------------------------------------------
                             Name:  Fred T. Grant, Jr.
                             Title: Vice President


                             PERKINS FINANCE CORP.,
                             a Delaware corporation


                             By:  /s/ Fred T. Grant, Jr.
                                  ----------------------------------------------
                             Name:  Fred T. Grant, Jr.
                             Title: Vice President


                             WILSHIRE RESTAURANT GROUP LLC,
                             a Delaware limited liability company


                             By:  /s/ Fred T. Grant, Jr.
                                  ----------------------------------------------
                             Name:  Fred T. Grant, Jr.
                             Title: Vice President


                     [SIGNATURE PAGE TO SECURITY AGREEMENT]

                             MARIE CALLENDER PIE SHOPS, INC.,
                             a California corporation


                             By:  /s/ Fred T. Grant, Jr.
                                  ----------------------------------------------
                             Name:  Fred T. Grant, Jr.
                             Title: Vice President


                             MACAL INVESTORS, INC.,
                             a California corporation


                             By:  /s/ Fred T. Grant, Jr.
                                  ----------------------------------------------
                             Name:  Fred T. Grant, Jr.
                             Title: Vice President


                             MARIE CALLENDER WHOLESALERS, INC.,
                             a California corporation


                             By:  /s/ Fred T. Grant, Jr.
                                  ----------------------------------------------
                             Name:  Fred T. Grant, Jr.
                             Title: Vice President


                             FIV CORP.,
                             a Delaware corporation


                             By:  /s/ Fred T. Grant, Jr.
                                  ----------------------------------------------
                             Name:  Fred T. Grant, Jr.
                             Title: Vice President


                             MCID, INC.,
                             an Idaho corporation


                             By:  /s/ Fred T. Grant, Jr.
                                  ----------------------------------------------
                             Name:  Fred T. Grant, Jr.
                             Title: Vice President


                             WILSHIRE BEVERAGE, INC.,
                             a Texas corporation


                             By:  /s/ Scott Bradbury
                                  ----------------------------------------------
                             Name:  Scott Bradbury
                             Title: President, Vice President, Treasurer,
                                    Secretary


                     [SIGNATURE PAGE TO SECURITY AGREEMENT]

AGENT:                       THE BANK OF NEW YORK MELLON,
                             as Agent


                             By:  /s/ Christopher Greene
                                  ----------------------------------------------
                             Name:  Christopher Greene
                             Title: Vice President


                     [SIGNATURE PAGE TO SECURITY AGREEMENT]